Exhibit 99.2

DEBTOR: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended January 31, 2010

Accounting Method:        ☒  Accrual Basis        ☐  Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?		X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	2/19/2010	Print Name:	Samuel E. Meek

		Signature:	/s/ Samuel E. Meek

		Title:	President

[a]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

Rev. 4/2008

DEBTOR: Adfitech, Inc.	CASE NO: 09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: January 2010

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	11,162,874	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	2,501,937		28,026,452
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	2,501,937		$28,026,452

3. Cash Disbursements
Operations	3,022,523		23,568,088
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	0		1,801,100
Other	0		0

Total Cash Disbursements	3,022,523		$25,369,188

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(520,586)		2,657,264

5 Ending Cash Balance (to Form 2-C)	10,642,288	(2)	$10,642,288	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks [2]	Book Balance
Petty Cash		22.80	—	—	22.80
Operating/xxx4580	Bank of Oklahoma	674.35	(2,358.75)	(566,533.33)	(568,217.73)
Eurosweep/xxx1953	Bank of Oklahoma	11,217,771.79	—	—	11,217,771.79
Payroll/xx4591	Bank of Oklahoma	—	—	(72,552.47)	(72,552.47)
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	—	—	—	—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	—	—	—	—
Utility Deposit/xxx9938	Bank of Oklahoma	65,263.59	—	—	65,263.59

TOTAL		11,283,732.53	(2,358.75)	(639,085.80)	10,642,287.98 (2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

[2]	Includes book/bank reconciling items.
(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case.

Current month beginning cash balance should equal the previous month’s ending balance.

(2)	All cash balances should be the same.

DEBTOR: Adfitech, Inc.	CASE NO: 09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: January 1, 2010 to January 31, 2010

CASH DISBURSEMENTS DETAIL	Account No:
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$3,022,523
See attached schedule

Total Cash Disbursements				$3,022,523	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	January 31, 2010	Petition Date April 30, 2009
Assets
Current Assets
Cash
Petty Cash	$23	22
Bank of Oklahoma Eurosweep Account	10,577,002	7,984,114
Bank of Oklahoma Operating Account	-	889
Bank of Oklahoma Flex Spending Account [1]	-	-
Bank of Oklahoma Employee Benefits Account [1]	-	-
Bank of Oklahoma Payroll Account	-	-
Bank of Oklahoma Utility Deposit Account	65,263	-

Total Cash	10,642,288	7,985,024

Accounts Receivable - Sales
Pre-petition: Due from Related Entities	-	37,500
Pre-petition: Other Receivables	16,943	2,996,545
Post-petition: Due from Related Entities	-	-
Post-petition: Other Receivables	3,968,497	-

Total Current Post-Petition Accounts Receivable	3,985,440	3,034,045

Employee Receivables	(105)	-

Prepaid Expenses	338,351	280,205

Total Current Assets	14,965,974	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,562,693	4,595,029
Furniture and Fixtures (net of depreciation)	90,912	155,571
Computer Hardware (net of depreciation)	632,771	788,156
Software (net of depreciation)	13,031	18,757

Total Fixed Assets Net of Depreciation	7,316,406	7,574,514
Goodwill	9,152,249	9,152,249

Total Other Assets	16,468,655	16,726,763

Total Assets	$31,434,630	28,026,037

Liabilities and Stockholder’s Equity

Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	—
Post-Petition Accrued Payroll and Payroll Tax Expense	390,258	—
Interperiod over/under funding of benefit account	(5,970)	—
Post-Petition Accrued Property Taxes	(24,634)	—
Accrued Expenses (non-salary related)	46,439	—
Accrued State Income Tax (2009)	112,500	—
Accrued Professional Fees	406,120	—
Post-Petition Trade Payable	147,796	—

Total Current Post-Petition Accounts Payable	1,072,508	—

Total Liabilities Not Subject to Compromise	1,072,508	—

Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	2,975	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,850	1,639,832,523

Total Liabilities	1,639,904,358	1,639,832,523

Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,513)	(1,631,762,036)
Retained Earnings - Post-petition	2,336,234	—

Total Stockholder’s Equity	(1,608,469,729)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$31,434,630	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: January 2010

(Accrual Basis)

	Dec 2009	Jan 2010	Petition To Date
Operating Revenue
Quality Control	$2,319,115	$2,285,172	$21,214,082
Professional fees	400	475	7,195
Post Closing Services	251,874	154,441	1,950,573
Pre-Funding	920	560	20,320
Imaging	0	0	0
Physical Storage Fees	0	0	0
TMHL Underwriting	0	0	0
Occupancy Verification Fee	(185)	(90)	775
Document Retrieval	25,315	9,617	211,982
Interest Income	4,737	4,614	38,389
Late Charges	384	1,031	3,019
Quality Jobs/TIPs Income	49,546	31,587	310,689
Miscellaneous Income	0	0	2,280

Total Operating Revenue	2,652,106	2,487,407	23,759,304

		2,689,642

Expenses		5,378,809
Salaries	1,324,374	1,196,748	10,964,831
Salaries - Additional Files & O/T	202,494	146,252	1,674,499
Benefits - 401K Matching	32,250	24,487	225,129
Employee Appreciation & Development	12,889	1,735	48,692
Employee Banquet	3,326	6,517	26,643
Contract Labor	3,040	0	16,040
Employee Recruitment Expense	5,072	1,162	21,870
Payroll Taxes	102,511	114,321	888,367
Payroll Processing Fee	1,349	1,423	16,800
Employee Health Insurance	205,485	251,409	2,032,506
Legal & Professional Fees (Ordinary Course)	1,775	1,775	33,700
Office Supplies	25,137	21,419	215,146
Copier Supplies	1,253	801	6,356
Software Expense	556	0	6,820
Telephone Expense	21,607	21,580	169,260
Printing	2,855	1,865	20,310
Postage	13,016	12,673	123,004
Shipping	13,298	13,219	192,413
Strategic Partners Expense	2,115	1,555	15,255
Insurance Expense	5,425	6,680	49,632
QC Appraisals	435,312	450,965	2,435,019
QC Appraisals (Contra)	(455,530)	(415,205)	(2,343,201)
QC Reverifications	48,788	(1,360)	(19,989)
QC Reverifications (Contra)	0	0	0
In-File Credit Reports	3,131	3,945	60,062
Mtg. Credit Reports	97,778	98,521	857,343
Mtg. Credit Reports (Contra)	(98,385)	(98,726)	(860,608)
Outsourced External Data	21,649	21,711	197,541
Property Value Requests	0	0	0
External Collateral Reviews	30	(38,840)	(48,235)
Filing Fees	0	(354)	(374)
High Cost Check	(9,988)	(5,328)	(36,465)
Depreciation	44,788	43,960	399,613
Fares and Lodging	6,909	2,515	31,191
Meals - Travel	278	0	650
Auto Expense Reimbursement	367	72	888
Conference Expense	1,150	0	26,462
Entertainment	1,345	182	9,634
Meals & Entertainment	0	0	0
Advertising	2,271	6,207	55,528
Contributions	0	0	250
Business Promotion	0	500	1,163
Lease-Co Location - AT&T	1,890	1,890	49,109
Physical Storage Fees	492	533	4,322
Document Recycling	4,775	4,072	55,489

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

	Dec 2009	Jan 2010	Petition To Date

Equipment Expense	48,630	21,888	243,406
Hardware & Software Maintenance	9,569	11,718	111,128
Processing & Administration Fees	976	1,013	3,836
Dues & Subscriptions	3,094	2,660	10,352
Miscellaneous Taxes	1,742	1,357	15,870
Miscellaneous Expense	0	0	0
Bank Account Fees	1,278	1,397	12,110
Bad Debt Expense	(8,092)	4	56,585
Buildings - Taxes & Insurance	10,293	8,675	79,310
Building - Maintenance & Supplies	31,840	21,265	149,471
Building - Utilities	12,037	15,039	145,549

Total Expenses Before Taxes	2,198,244	1,985,895	18,450,279

Net Income (Loss) Before Taxes	453,862	501,512	5,309,025

State Income Tax Expense	12,500	12,500	112,500
Reorganization Expenses	500,858	219,044	2,264,511

Net Income (Loss)	$(59,496)	$269,968	$2,932,014

DEBTOR: Adfitech, Inc.	CASE NO: 09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: January 1, 2010 to January 31, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$0	$114,392	$114,392	various	wire	$0
State	0	38,497	38,497	various	wire	0

FICA Tax Withheld 0	96,418	96,418	various	wire		0

Employer’s FICA Tax 0	96,418	96,418	various	wire		0

Unemployment Tax
Federal	0	9,577	9,577	various	wire	0
State	0	6,230	6,230	various	wire	0

Accrued Payroll Taxes [1]	22,305	2,700	0			25,005

Sales, Use & Excise Taxes	0	0	0			0

Property Taxes	19,093	8,746	0			27,839

Accrued Income Tax:
Federal	0	0	0			0
State	100,000	12,500	0			112,500
Other:	0	0	0			0

TOTALS	$141,398	$385,477	$361,531			$165,344

[1]	Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.
(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers’ Compensation	The Hartford	$500,000	1/1/11	1/1/11

General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Vehicle	N/A

Other (list):

Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

Rev. 4/2008

DEBTOR: Adfitech, Inc.	CASE NO: 09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: January 1, 2010 to Janaury 31, 2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$3,145,569	$
30 to 60 days	661,938		0
61 to 90 days	86,598		0
91 to 120 days	72,793		0
Over 120 days	1,600		0

Total Post Petition	3,968,497

Pre Petition Amounts	16,943

Total Accounts Receivable	$3,985,440

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,985,440

Total Post Petition Accounts Payable			$1,072,508

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *

Venable LLP	$0	$93,725	$125,784	5/22/09	$93,725
Orrick Herrington, et al	0	0	0	5/4/09	0
Quinn Emmanual	0	46,213	0	5/20/09	46,213
Houlihan Lokey	0	0	0	6/5/09	0
Protiviti Inc.	0	34,161	0	51/09	34,161
JH Cohn	0	12,517	25,959	6/12/09	12,517
Tydings & Rosenberg	0	7,762	2,171	6/12/09	7,762
Epiq Bankruptcy Solutions 0	0	0	5/6/09	0
U.S. Trustee	0	0	13,000		0
Other:	0	0	0		0

Total	$0	$194,378	$166,913		$$194,378

[1]

Until November 2, 2009, Adfitech was one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors incurred time on behalf of both Adfitech and the other debtors. Time for these professionals has not yet been allocated between the estates for all periods. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other debtors.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES/CONSULTANTS**

Payee Name	Position	Nature of Payment	Amount

Officers	various	Salary/Commission	$55,450

Officers	various	Bonus	20,304

Officers	various	401K Contribution	6,089

Officers	various	Expense Reimbursement	6,500

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR: Adfitech, Inc.	CASE NO: 09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: January 2010

QUARTERLY DISBURSEMENT CALCULATION

1 Disbursements made in calendar quarter
January 2010	$3,022,523
February 2010	0
March 2010	0

Quarterly Total	$3,022,523

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR: Adfitech, Inc.	CASE NO: 09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: January 2010

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

ADFITECH, Inc. (“Adfitech”) continues to operate as a going concern. Adfitech is an independently-operated, wholly-owned subsidiary of TMST Home Loans, Inc., formerly known as Thornburg Mortgage Home Loans, Inc. (“TMHL”), and provides mortgage-related auditing and quality control consulting services to financial institutions. Adfitech is self-funded, has its own separate workforce and bank accounts, and operates independently from the TMST Debtors including TMST, Inc., formerly known as Thornburg Mortgage, Inc. (“TMST”), and TMHL at offices located in Edmond, Oklahoma on unencumbered real estate owned by Adfitech. Adfitech, along with TMST, TMHL, TMST Acquisition Subsidiary, LLC and TMST Hedging Strategies, Inc. (collectively the “TMST Debtors”), filed for bankruptcy on May 1, 2009. An order authorizing the joint administration of these cases was entered on May 6, 2009.

On November 2, 2009, the Court entered an Order Severing Joint Administration with Respect to the Adfitech Chapter 11 Case. As a result, the Adfitech Chapter 11 case is no longer jointly administered with the cases of the TMST Debtors.

DEBTOR: Adfitech, Inc.	CASE NO: 09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: January 2010

NARRATIVE

Adfitech, the Official Committee of Unsecured Creditors (the “Creditors’ Committee”), and their respective advisors continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month as they worked together to (i) resolve issues in anticipation of confirmation of Adfitech’s Chapter 11 Plan of Reorganization, and (ii) prepare for the January 7, 2010 hearing on approval of Adfitech’s proposed Disclosure Statement. As a result of those efforts, concerns raised by the Securities and Exchange Commission, the United States Trustee and John A. Haack were addressed in the Second Amended Chapter 11 Plan of Reorganization [Docket No. 76] and the Proposed Disclosure Statement for the Second Amended Chapter 11 Plan of Reorganization [Docket No. 77], both filed on January 6, 2010.

Following a hearing on January 7, 2010 at which there was no opposition to approval of Adfitech’s proposed Disclosure Statement, the Court entered an order approving the Disclosure Statement and establishing notice, solicitation and voting procedures with respect to confirmation of Adfitech’s Chapter 11 Plan of Reorganization [Docket No. 81]. The deadline for voting on and/or objecting to confirmation the Chapter 11 Plan of Reorganization was February 16, 2010. The hearing on confirmation of the Plan is scheduled for February 24, 2010. Epiq Bankruptcy Solutions, LLC completed mailing of the solicitation materials on January 14, 2010 in accordance with the Court’s January 7, 2010 order.

Since approval of the Disclosure Statement, Adfitech, the Creditors’ Committee and their respective advisors have worked together to prepare for (a) the hearing on confirmation of the Plan, and (b) the actions that will be required once the Plan is confirmed for the Plan to become effective in an orderly manner on the effective date.

On December 11, 2009, Adfitech filed a second motion to extend the exclusive period for solicitation of acceptances of its Chapter 11 Plan of Reorganization. On January 7, 2010, the Court entered an order extending the exclusive period for solicitation of acceptances through February 26, 2010 [Docket No. 78].

On December 31, 2009, Adfitech filed a Motion for the Entry of an Order Approving Severance of Claims Registers [Docket No. 71], which motion sought approval of the severance of the jointly administered claims docket and establishment of a separate claims docket for Adfitech’s case as contemplated by the Court’s Order Severing Joint Administration with Respect to the Chapter 11 Case of Adfitech, Inc. entered on November 2, 2009 [Docket No. 27]. On January 25, 2010, the Court entered an order approving establishment of a separate claims docket for the Adfitech case [Docket No. 112].

On January 22, 2010, Adfitech filed objections to a number of claims on various grounds [Docket Nos. 107, 108, 109 and 110]. The time to respond to those objections has not yet expired, and the Court has not yet set a hearing or ruled thereon.

On January 20, 2010, Adfitech paid the U.S. Trustee fees in the amount of $13,000 due for the quarter ending December 31, 2009. All such fees for prior quarters have been paid in full.

During the month of January, Adfitech filed its monthly operating report for the period December 1 through December 31, 2009.

2010 January Disbursements Adfitech (Form 2B)

A BLOOM ABOVE THE REST	59.05
ACENITEC	150.00
Adfitech Payroll	869,643.77
ADP	2,435.61
ADP SCREENING & SELECTION SERVICES	427.50
ADP Tax	354,857.03
ADP TX/Fincl Serv	100,614.12
AFLAC	5,741.30
ALLIANCE PLUMBING & HEATING	2,005.76
AMERICAN HERITAGE LIFE INSURANCE CO.	147.30
APPRAISAL QC, INC.	25,675.00
APPRAISALBANK, INC.	159,500.00
AT&T	222.79
AT&T – IL	3,046.80
AT&T BUSINESS SERVICES	215.25
AT&T MOBILITY (CINGULAR)	877.99
ATLAS GLASS & MIRROR CO.	502.79
AVAYA, INC.	2,873.64
BAKER BROTHERS ELECTRIC, INC	4,247.74
Bank of Oklahoma Analysis	1,396.77
BEE PACK INC.	1,815.00
BETTY CAGLE	1,225.00
BILL LEWIS APPRAISAL COMPANY	2,275.00
BILLING SOLUTIONS, INC.	8,841.65
BRC, LTD.	250.00
BUSINESS IMAGING SYSTEMS, INC.	17,152.65
CENTRAL UNITED LIFE INS.	162.61
CHASE – BANK ONE	15,033.93
CHRIS WEBER	53.64
CITY OF EDMOND	12,532.86
CLEAR CAPITAL	181,405.00
CLEARINGHOUSE, ATLAS# 000405390800	211.00
CLIFFORD POWER SYSTEMS	427.21
COLLATERAL RISK SOLUTIONS, INC.	55.00
COMFORT, INC.	1,114.33
COX COMMUNICATIONS	7,993.57
DAVID PARMER	1,417.86

Friday, February 19, 2010	Page 1 of 4

DEACONESS PHYSICIAN SERVICES	656.00
DELL MARKETING L.P.	662.35
DRU W. JACOBS	864.80
Employee Benefit Accounts	299,792.55
Employees	88,492.02
ENGLAND REFRIGERATION SERVICE, INC.	812.50
EPIC REAL ESTATE SOLUTIONS	39,645.00
FAIRCOM CORPORATION	13,367.00
FARMER BROTHERS COFFEE	2,133.39
FIELD VERIFICATION ASSOCIATES	134,053.50
FIRST AMERICAN CREDCO	92,482.75
Flex Spending Account Withdrawls	2,222.77
GABINO’S LAWN & LANDSCAPE	1,650.00
GENERAL MAILING EQUIPMENT, INC.	434.18
GREAT PLAINS COCA COLA BOTTLING CO.	460.00
HEDGPATH APPRAISAL COMPANY	875.00
HELTON APPRAISAL SERVICE	150.00
J.H. COHN LLP	25,958.80
JANE LANHAM	355.00
JASON’S DELI	158.82
JOHN J. ROSENHAMER	5,020.23
JOHNSON APPRAISAL SERVICE	1,400.00
KATHY HUFF	216.47
L V SYSTEMS	60.00
LAURA SHIRLEY	21.45
LENDERS ONE	1,555.00
LENDING FORMS	1,100.89
LEXIS-NEXIS	64.28
LIGHTING, INC.	346.52
LINCOLN COUNTY APPRAISALS	350.00
LOVE, BEAL, & NIXON P.C.	624.56
METLIFE SMALL BUSINESS CENTER	13,906.74
MIDCON DATA SERVICES, INC.	13,973.40
MINUTEMAN PRESS	1,865.03
MISC FEES PAYEE	24,558.50
MISC FEES PAYEE – POSTCLOSING	7,615.50
MTM MIDWEST TROPHY	548.81
NAPMW	500.00
NATIONAL REAL ESTATE INFORMATION SERVICE	54,160.00
NSTN	2,030.00
NVMS	90.00

Friday, February 19, 2010	Page 2 of 4

OFFICE OF THE ATTORNEY GENERAL	277.84
OFFICEMAX CONTRACT, INC.	15,473.32
OKLAHOMA DEPARTMENT OF HUMAN SERVICES	504.78
OKLAHOMA DUSTERS, INC.	9,191.44
OKLAHOMA NATURAL GAS	2,506.58
OKLAHOMA TAX COMMISSION	1,837.78
PACER SERVICE CENTER	7,287.52
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	180.54
Postalia	10,000.00
POSTMASTER	5,946.00
PRESORT FIRST CLASS, INC.	626.71
RACO INDUSTRIES	655.60
Reconciling Item	-10,758.64
RONALD WIENS FD-2001-2343	325.82
ROSA RESENDE	1,290.00
RR DONNELLEY	11,310.00
SAFEGUARD PROPERTIES, INC.	1,200.00
SAINTS OCCUPATIONAL HEALTH NETWORK	630.00
SAM’S CLUB	861.22
SAMUEL E. MEEK	615.18
SHRED-IT OKLAHOMA CITY	4,072.30
SOCIETY FOR HUMAN RESOURCE MANAGEMENT	160.00
SPRINT	7,151.89
STANDLEY SYSTEMS	801.41
STAPLES BUSINESS ADVANTAGE	118.74
STEPHEN E. MEYER INC.	3,150.00
STEVE ROSENHAMER	112.32
SUZANNE K. BLOYED REAL ESTATE APPRAISALS	175.00
T E ALLEN APPRAISALS	1,050.00
TALX – THE WORK NUMBER	34,588.65
TAUFANO WALKER	315.17
TG’S LASER SUPPLY & SUPPORT LTD. CO.	13,623.81
THE BRADY GROUP	5,150.00
THE HARTFORD	69,540.00
THE HARTFORD- PRIORITY ACCOUNTS	10,209.38
THE INSURANCE CENTER	555.00
THOMPSON WEST	21,554.24
TIM SHORT	37.71
TYDINGS & ROSENBERG	2,170.80
UNITED PARCEL SERVICE	11,404.22

Friday, February 19, 2010	Page 3 of 4

UNIVERSAL CREDIT SERVICES	10,086.80
US TRUSTEE	13,000.00
VENABLE LLP	125,783.71
VISION SERVICE PLAN OF OKLAHOMA	3,216.72
ZEA COMPANY, INC	175.00
ZEE MEDICAL SERVICE CO.	268.16
ZONES, INC.	2,227.61
Grand Total	$3,022,523.16

Friday, February 19, 2010	Page 4 of 4